UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13-5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 N. Glassell Street, Orange, California	92865
(Address of principal executive offices)	(Zip Code)

(714) 921-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	VOLT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2022, Volt Information Sciences, Inc. (the “Company”) reported that its Chief Financial Officer, Herbert Mueller, is currently unable to perform his duties due to a medical illness and will temporarily step away from his role as Chief Financial Officer. In Mr. Mueller’s absence, the Company’s former Chief Financial Officer, Paul Tomkins, will serve as Interim Chief Financial Officer, effective February 4, 2022, and will assume the day-to-day responsibilities of such role until further notice.

Mr. Tomkins, age 64, served as Chief Financial Officer of the Company from May 2015 to August 2019. Since February 2020, Mr. Tomkins has provided financial consulting services to Oxio, a mobile telecommunications company. Prior to his tenure as Chief Financial Officer of the Company, Mr. Tomkins was Executive Vice President and Chief Financial Officer of Reader’s Digest Association, Inc., and held various finance and accounting roles for over 27 years at AT&T. Mr. Tomkins is a Certified Public Accountant. He earned his MBA from Seton Hall University and received a Bachelor of Science degree in Accounting from Rider College.

Pursuant to a Consulting Agreement between the Company and Mr. Tomkins, dated as of February 4, 2022, the Company will pay Mr. Tomkins a weekly consulting fee of $10,500 for his services as Interim Chief Financial Officer.

Mr. Tomkins does not have any family relationships with any of the Company's directors or executive officers and has no direct or indirect interest in any transaction with the Company that would qualify as a related party transaction under Item 404(a) of Regulation S-K. Other than as disclosed in this Current Report on Form 8-K, there is no arrangement or understanding between Mr. Tomkins and any other person pursuant to which he was appointed to serve as Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volt Information Sciences, Inc.

Date: February 7, 2022	By:	/s/ Nancy Avedissian
Nancy Avedissian
Senior Vice President, Chief Legal Officer and Corporate Secretary